People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Raymond James Annual Investors Conference
Orlando, Florida
March 7, 2011

Forward-Looking Statements
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,”
“estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. (You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.) Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.
Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

✓ Strong market share in legacy markets with growth potential in Houston and Memphis
✓ Diversified and stable business mix
✓ Proven ability to generate superior profitability through the cycle
✓ Solid credit quality as a result of diligent credit risk
 management
✓ Robust capital position provides strategic flexibility
Investment Thesis
Trustmark is Uniquely Positioned to Capitalize
on Market Opportunities

Trustmark
Banking and Financial Solutions

People you trust.
Advice that works.

Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis
Strong Market Share
2010 Financial Highlights
Total Assets   $9.6 billion
Total Loans HFI  $6.1 billion
Total Deposits   $7.0 billion
TCE/TA    9.11%
Risk-based Capital Ratio  15.77%
Net Income   $100.6 million
ROAA   1.08%
Return on Average Tangible
 Common Equity   12.31%
Integrated Provider of Financial Solutions
• 150 Retail Banking Centers
• Commercial Banking and Treasury Services
• Mortgage Banking
• Wealth Management
• Insurance
Total Shareholder Return (as of 12/31/2010)
One Year   14.97%
Three Year   12.36%
Five Year   10.10%

Total Revenue $518

Auto/Credit Card $14
Mortgage $54
Treasury & Other $81
Insurance $28
Wealth Management $27

Total Noninterest Income $166

Service Charges $55
General Banking $32
Wealth Management $23
Mortgage $29
Insurance $27

Fee Income to Total Revenue 32%

Diversified and Stable Business Mix
($ in millions)
18%
33%
14%
16%
19%
11%
5%
5%
3%
16%
Jackson 29%
FL Panhandle 2%
Houston, TX 7%
Memphis, TN 3%
Commercial -
Retail Banking
$313
MS-Other 19%
For The Year Ended December 31, 2010
Diversified Revenue Base

Trustmark
Banking and Financial Solutions

2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
CFR 1.21
TRMK 1.08
HBHC 0.62
IBKC 0.47
FHN 0.24
BXS 0.17
STI 0.12
RF -0.40
WTNY -1.22
SNV -2.49
UCBI -4.53

20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
CFR 14.24
TRMK 12.31
HBHC 6.84
IBKC 5.26
BXS 2.68
FHN -2.58
RF -8.60
WTNY -16.67
SNV -40.77
UCBI -43.14

Proven Ability to Generate Superior Profitability
($ in millions)
Superior Profitability
Profitability and Key Ratios	2009	Q1-10	Q2-10	Q3-10	Q4-10	2010
Net Income Available to Common Shareholders	$73.0(1)	$23.5	$26.2	$25.9	$25.2	$100.6
Return on Average Assets	0.98%	1.02%	1.13%	1.11%	1.07%	1.08%
Return on Average Tangible Common Equity	10.80%(1)	11.98%	12.92%	12.38%	11.96%	12.31%
(1) TRMK net income available to common shareholders includes $20 million of dividends and discount accretion on $215 million of TARP Preferred Stock redeemed in the fourth quarter of 2009.
(2) Metric not available for STI
Source: SNL Financial
2010 Return on Average Assets
2010 Return on Average Tangible Common Equity (2)

2010 Net Interest Margin—FTE

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.41
4.08
4.02
3.88
3.70
3.56
3.38
3.26
3.17
3.09
2.90
TRMK
WTNY
CFR
HBHC
BXS
UCBI
STI
SNV
FHN
IBKC
RF

2010 Efficiency Ratio(1)

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
56.5
59.0
60.2
64.7
65.1
65.3
65.4
67.5
68.7
70.1
83.4
TRMK
CFR
UCBI
STI
BXS
HBHC
SNV
RF
FHN
IBKC
WTNY

7

✓ Best in class margin resulting from disciplined loan and deposit pricing and prudent investment portfolio management
✓ Management’s focus on expense initiatives has translated into a top tier operating platform
... Driven by Best in Class Net Interest Margin
and Efficiency Ratio
Core Earnings Strength
(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.
Source: SNL Financial

Construction & Land Development $527
C & I $1,063
CRE Income Producing $749
Owner Occupied RE $748
State & Political Subs $339
Other $564

Branch Direct $757
Indirect $206
Credit Card $42
Home Mortgage $1,014
Other $50

8

Balanced Loan Portfolio
Consumer Loans $2,070
Commercial Loans $3,990
2%
37%
2%
10%
49%
13%
19%
27%
19%
8%
14%
Total Loans Held for Investment $6,060
Balanced Loan Portfolio
✓ Total loans held for investment decreased $259.6 million from the prior year to $6.1 billion
 • Construction and land development loans declined $246.8 million
 • Indirect auto portfolio declined $192.2 million
 • Loans in other business lines expanded $179.4 million
December 31, 2010
($ in millions)

8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
5.85%
0.42%
1.20%
0.71%
0.95%
Florida
Mississippi
Tennessee
Texas
Total

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.46
0.52
0.95
1.01
1.93
2.45
3.01
3.17
4.04
4.09
5.76
IBKC
CFR
TRMK
HBHC
BXS
STI
FHN
RF
WTNY
UCBI
SNV

Stable Credit Quality

9

Prudent Credit Risk Management
✓ During 2010, the Florida construction and land development portfolio was reduced by 33.6% to $132.0 million. At year end 2010, the associated reserve on this portfolio was $16.4 million, or 12.41%.
✓ Allocation of $93.5 million allowance for loan losses represented 1.94% of commercial loans and 0.78% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.54%
	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans (including HFS)	$444.4	$4,449.0	$533.2	$786.6	$6,213.3
Nonaccrual Loans	$53.8	$39.8	$14.7	$34.6	$142.9
Other Real Estate	$32.4	$24.2	$16.4	$13.7	$86.7
Nonperforming Assets	$86.1	$64.0	$31.1	$48.4	$229.6
Nonperforming Assets/Total Loans + ORE	18.06%	1.43%	5.66%	6.05%	3.64%
Provision for Loan Losses	$19.9	$14.2	$5.6	$9.8	$49.5
Net Charge-offs	$28.7	$19.0	$6.6	$5.5	$59.7
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
Source: SNL Financial
Peer 2010 NCOs/Average Loans
December 31, 2010
($ in millions)
TRMK 2010 NCOs/Average Loans

Noninterest Checking $1,637
Time $2,125
Savings $306
Money Market $1,114
Interest Checking $1,863

120%
100%
80%
60%
40%
20%
0%
110
94
88
88
86
82
77
76
73
72
56
FHN
STI
SNV
RF
TRMK
BXS
WTNY
IBKC
HBHC
UCBI
CFR

2010 Cost of Interest Bearing Deposits

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.33
0.72
0.85
0.88
0.92
1.04
1.25
1.31
1.32
1.34
1.45
CFR
WTNY
FHN
TRMK
STI
RF
HBHC
SNV
BXS
IBKC
UCBI

Dependable,Low Cost Core Funding Base

10

Dependable, Low Cost Core Funding Base
Total Deposits $7,045
Source: SNL Financial and company reports
Loans HFI / Deposits
26%
4%
16%
30%
23%
December 31, 2010
($ in millions)

$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$1,435
$1,560
$1,330
$1,389
$1,588
$1,110
$1,129
$1,142
$1,159
$1,150
$799
$818
$833
$851
$842
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
Common Equity
Tangible Common Equity
Market Cap

11

Robust Capital Position
Provides Strategic Flexibility
	Q4-09	Q1-10	Q2-10	Q3-10	Q4-10
Tangible Common Equity / Tangible Assets	8.67%	9.11%	9.32%	9.34%	9.11%
Tier 1 Risk-Based Capital Ratio	12.61%	13.15%	13.53%	13.75%	13.77%
Total Risk-Based Capital Ratio	14.58%	15.15%	15.53%	15.75%	15.77%
✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.
Robust Capital Position
($ in millions)

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.7
9.7
9.1
8.9
8.9
7.0
6.9
6.7
6.0
5.9
IBKC
HBHC
TRMK
FHN
CFR
BXS
WTNY
SNV
UCBI
RF

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1989
1992
1995
1998
2001
2004
2007
2010

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.5
3.7
3.0
2.8
2.3
1.5
0.6
0.3
0.1
0.0
0.0
BXS
TRMK
CFR
HBHC
IBKC
SNV
RF
WTNY
STI
FHN
UCBI

(1) Top 100 U.S. Banks ranked by total assets as of December 31, 2010, as reported data
(2) Indicated annual dividend at December 31, 2010 as percent of year end closing price

Robust Capital Position and Attractive Dividend

12

Robust Capital Position and Attractive Dividend
Tangible Common Equity /
Tangible Assets (3)
 ✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle
 ✓ Trustmark is one of the 28 largest banks (1) in the U.S. that maintained its dividend since September 2007
Trustmark’s Annual
Dividend - Last 20 Years
Dividend Yield (2)
(3) Metric not available for STI
Source: SNL Financial

Well Positioned for Continued Success
	Industry	TRMK
Economy	✓ Slow recovery with continued uncertainty	✓ Trustmark’s core franchise provides stability and profitability ✓ Growth opportunities in Houston and Memphis (and throughout the franchise) when economy normalizes
Interest Rates	✓ Exceptionally low interest rates	✓ Maintain net interest income
Credit	✓ Continued elevation in credit costs	✓ Anticipate additional reductions in problem assets and provisioning
Regulatory Reform	✓ Reg E and Durbin Amendment provide revenue headwinds
✓ Evaluating products and services structure to mitigate
 potential impact of regulatory reform
✓ Reg E - Opt in 72% response rate, 79% accepted OD
 protection;
        •   Potential revenue reduction of Opt-in estimated at $3 to
                $4 million in 2011
        •  Potential revenue reduction of additional regulatory
                guidance estimated at $3 to $5 million in 2011
✓ Durbin Amendment - potential revenue reduction of $4 to $6 million in 2011 if implemented as written and in the estimated time frame

	✓ Anticipate higher regulatory capital requirements	✓ Robust capital position provides significant flexibility; capacity to increase assets by $2 to $3 billion and maintain capital at appropriate levels
Consolidation	✓ Sluggish economic environment coupled with increased credit costs and reduced revenue from regulatory reform will likely result in increased consolidation	✓ Ability to leverage existing capital base ✓ Proven capabilities to successfully acquire and integrate financial services firms

Strategic Priorities
✓ Continue to manage through challenging business cycle
✓ Aggressively work to dispose of ORE
✓ Maintain fortress balance sheet and appropriate capital ratios
✓ Position organization for success in new regulatory reform environment
✓ Prudent investments to support revenue growth
✓ Seek strategic opportunities to enhance long-term shareholder value
Priorities in 2011

Supplemental Information

Trustmark
Banking and Financial Solutions

MADISON
Flora
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Bolton
Clinton
HINDS
Raymond
Pearl
Brandon
RANKIN
Pelahatchie
Richland
Florence

Trustmark Bank
Trustmark Bank

Jackson Metro
➢ Trustmark has $2.1 billion in loans
 and $3.4 billion in deposits+
➢ Maintain market dominance
 through cross-selling and
 retention
County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	40.58%	21
Rankin	146,177	9.82%	33.09%	11
Madison	97,343	11.41%	21.54%	8
TOTAL	493,564	4.82%	35.05%	40
+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI
Banking center

GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Prairie View
Tomball
Spring Creek
Kingwood
Waller
WALLER
Humble
Lake Houston
TEXAS
HARRIS
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
Spring Valley
Bunker Hill Village
Piney Point Village
Houston
Jacinto City
Channelview
Galena Park
Buffalo Bayou
Baytown
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Wallis
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
Rosenberg
WHARTON
East Bernard
Pearland
Clear Creek
Webster
Friendswood
BRAZORIA
Manvel
Smithers Lake
GALVESTON

Trustmark Bank

Houston MSA
➢ Trustmark has $787 million in loans and $456
 million in deposits+
➢ Building stronger Commercial, Retail, and
 Wealth Management platforms
Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.37%	16
+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI
Banking center

Trustmark

Rosemark
Millington
385
204
Arlington
Loosahatchie
TENNESSEE
Lakeland
205
Marion
51
64
Somerville
15
14
Bartlett
Eads
Wolf
Memphis
40
Fisherville
Williston
177
FAYETTE
Lake McKellar
240
Collierville
385
Rossville Junction
175
SHELBY
Southaven
Lake
302
Olive Branch
Memphis
72
78
MARSHALL
DE SOTO
55
Byhalia
Coldwater
Hernando
MISSISSIPPI

Memphis MSA
➢ Trustmark has $399 million in
 loans and $637 million in deposits+
➢ Focus on middle market
 commercial and real estate lending
Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.83%	22
Banking center
+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Trustmark

OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Vernon
Redbay
Niceville
Freeport
Fort Walton Beach
Destin
Santa Rosa Beach
Choctawhatchee Bay
West Bay
Southport
Lynn Haven
Laguna Beach
Panama City Beach
Panama City
Cedar Grove
Springfield
Callaway
Parker

Florida Panhandle
➢ Trustmark has $444 million in loans
 and $218 million in deposits+
➢ Cross-sell to Fisher-Brown’s
 commercial insurance customers
➢ Focus on commercial lending and
 expansion of wealth management
County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.57%	4
Okaloosa	191,856	3.29%	1.32%	1
Walton	57,960	9.34%	7.67%	3
Total	420,012	3.89%	3.27%	8
+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Loan Type	Total Commercial Real Estate Loans $	Total Commercial Real Estate Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Office	$ 123,688	16.5%	$ 18,296	14.8%	$ 63,318	51.2%	$ 18,255	14.8%	$ 23,819	19.3%
Churches	117,552	15.7%	2,182	1.9%	54,153	46.1%	55,744	47.4%	5,473	4.7%
Industrial warehouses	94,574	12.6%	2,444	2.6%	57,326	60.6%	400	0.4%	34,404	36.4%
Health care	80,649	10.8%	11,051	13.7%	54,918	68.1%	7,080	8.8%	7,600	9.4%
Convenience stores	61,913	8.3%	1,277	2.1%	35,271	57.0%	2,855	4.6%	22,510	36.4%
Retail	36,556	4.9%	5,732	15.7%	22,688	62.1%	1,521	4.2%	6,615	18.1%
Restaurants	30,537	4.1%	800	2.6%	24,053	78.8%	3,994	13.1%	1,690	5.5%
Auto dealerships	20,875	2.8%	606	2.9%	15,530	74.4%	1,516	7.3%	3,223	15.4%
Other	182,422	24.4%	7,087	3.9%	90,045	49.4%	36,635	20.1%	48,655	26.7%
Total owner-occupied loans	$ 748,766	100.0%	$ 49,475	6.6%	$ 417,302	55.7%	$ 128,000	17.1%	$ 153,989	20.6%

By Type

Office $123,688
17%
Churches $117,552
16%
Industrial warehouses $94,574
13%
Health care $80,649
11%
Convenience stores $61,913
8%
Retail $36,556
5%
Restaurants $30,537
4%
Auto dealerships $20,875
3%
Other $182,422
24%

By Region

Texas $153,989
21%
Florida $49,475
7%
Mississippi (1) $417,302
56%
Tennessee (2) $128,000
17%

Owner-Occupied CRE
December 31, 2010
($ in thousands)
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Loan Type	Total Commercial Real Estate Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (1) $	% of Loan Type	Tennessee (2) $	% of Loan Type	Texas $	% of Loan Type
Retail	$173,601	23.2%	$48,945	28.2%	$69,985	40.3%	$25,096	14.5%	$29,575	17.0%
Office	159,603	21.3%	48,885	30.6%	79,015	49.5%	13,769	8.6%	17,934	11.2%
Nursing homes/assisted living	122,440	16.3%	-	0.0%	112,501	91.9%	4,564	3.7%	5,375	4.4%
Hotel/motel	68,124	9.1%	13,084	19.2%	29,849	43.8%	11,098	16.3%	14,093	20.7%
Industrial	36,273	4.8%	9,355	25.8%	5,132	14.1%	1,246	3.4%	20,540	56.6%
Health care	13,505	1.8%	-	0.0%	12,377	91.6%	59	0.4%	1,069	7.9%
Convenience stores	12,343	1.6%	456	3.7%	6,736	54.6%	2,476	20.1%	2,675	21.7%
Other	163,453	21.8%	13,050	8.0%	67,199	41.1%	12,819	7.8%	70,385	43.1%
Total income producing loans	$749,342	100.0%	$ 133,775	17.9%	$ 382,794	51.1%	$ 71,127	9.5%	$ 161,646	21.6%

By Type

Other $163,453
22%
Convenience stores $12,343
Health care $13,505
2%
2%
Industrial $36,273
5%
Hotel/motel $68,124
9%
Nursing homes/assisted living $122,440
16%
Retail $173,601
23%
21%
Office $159,603

By Region

Texas $161,646
22%
Florida $133,775
18%
Tennessee (2) $71,127
9%
51%
Mississippi (1) $382,794

Income Producing CRE
December 31, 2010
($ in thousands)
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Loan Type	Total Construction, Land Development and Other Land Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (1) $	% of Loan Type	Tennessee (2) $	% of Loan Type	Texas $	% of Loan Type
Lots	$ 83,183	14.3%	$ 46,907	56.4%	$ 22,764	27.4%	$ 1,955	2.4%	$ 11,557	13.9%
Development	156,860	26.9%	21,144	13.5%	56,717	36.2%	7,420	4.7%	71,579	45.6%
Unimproved land	212,417	36.4%	57,811	27.2%	94,586	44.5%	24,094	11.3%	35,926	16.9%
1-4 family construction	89,232	15.3%	2,277	2.6%	60,875	68.2%	5,019	5.6%	21,061	23.6%
Other construction	41,624	7.1%	3,882	9.3%	11,094	26.7%	5,414	13.0%	21,234	51.0%
Construction, land development and other land loans	$583,316	100.0%	$132,021	22.6%	$246,036	42.2%	$ 43,902	7.5%	$161,357	27.7%

By Type

Other construction $41,624
1-4 family construction $89,232
Lots $83,183
7%
14%
15%
27%
36%
Development $156,860
Unimproved land $212,417

By Region

Texas $161,357
Florida $132,021
28%
23%
8%
42%
Tennessee (2) $43,902
Mississippi (1) $246,036

(1) Mississippi includes Central and Southern Mississippi regions.

($ in thousands)
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
Construction, Land Development and Other Land Loans
December 31, 2010

Loan Type	$	% of Loans
Construction, land development and other land loans	$132,021	29.7%
Secured by 1-4 family residential properties	72,114	16.2%
Secured by nonfarm, nonresidential properties	183,250	41.2%
Other real estate secured	14,038	3.2%
Commercial and industrial loans	16,053	3.6%
Consumer loans	1,487	0.3%
Other loans	25,488	5.7%
Total Loans	$444,451	100.0%

Construction, Land development and Other Land Loans	$	% of Loans
Lots	$ 46,907	35.5%
Development	21,144	16.0%
Unimproved land	57,811	43.8%
1-4 family construction	2,277	1.7%
Other construction	3,882	2.9%
Construction, land development and other land loans	$ 132,021	100.0%

Commercial and industrial loans $16,053
Consumer loans $1,487
Other loans $ 25,488
Other real estate secured $14,038
Construction, land development and other land loans $132,021
3%
4%
6%
.03%
30%
41%
16%
Secured by nonfarm, nonresidential properties $183,250
Secured by 1-4 family residential properties $72,114

1-4 family construction $2,277
Other construction $3,882
2%
3%
36%
Lots $46,907
44%
16%
Unimproved land $57,811
Development $21,144

Florida Loans
December 31, 2010
($ in thousands)
By Loan Type
$444 million
Construction, Land Development and
Other Land Loans
$132 million

FLORIDA CREDIT QUALITY	December 31, 2010			Classified (3)				
	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)	Loan Loss Reserves	Loan Loss Reserve % of Total Loans
Construction, land development and other land loans:								
Lots	$ 46,907	$ 15,964	$ 671	$ 10,037	$ 3,233	$ 2,023	$ 4,192	8.94%
Development	21,144	11,152	-	3,753	99	7,300	4,272	20.20%
Unimproved land	57,811	37,098	21,676	2,164	779	12,479	7,629	13.20%
1-4 family construction	2,277	1,081	-	-	-	1,081	32	1.41%
Other construction	3,882	302	-	302	-	-	259	6.67%
Construction, land development and other land loans	132,021	65,597	22,347	16,256	4,111	22,883	16,384	12.41%
Commercial, commercial real estate and consumer	312,430	73,928	12,522	34,627	7,652	19,127	7,276	2.33%
Total Florida loans	$444,451	$ 139,525	$ 34,869	$ 50,883	$ 11,763	$ 42,010	$ 23,660	5.32%

Florida Loans
December 31, 2010
($ in thousands)
1) Criticized loans equal all special mention and classified loans.
2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
4) All nonaccrual loans over $500 thousand are individually assessed for impairment. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. At the time a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off. However, as subsequent events dictate and estimated net realizable values decline, required reserves are established.

Contact Information
Trustmark Corporation’s common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.
Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com
F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com
Shareholder Services
Trustmark’s shareholder services are provided by American Stock Transfer & Trust Company, LLC .
Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com